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                                                                   EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No 333-3910) of Schmitt Industries, Inc. of our report dated July 14, 2000 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Portland, Oregon
August 22, 2000